UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
(RULE 14a-101)

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

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SolarEdge Technologies, Inc.
(Name of Registrant as Specified In Its Charter)

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SOLAREDGE TECHNOLOGIES, INC.

1 HAMADA ST.
HERZLIYA PITUACH 4673335

ISRAEL

V06866-P87123

Your Vote Counts!
SOLAREDGE TECHNOLOGIES, INC.

2023 Annual Meeting To Be Held On June 1, 2023 Vote by May 31, 2023 11:59 PM ET

You invested in SOLAREDGE TECHNOLOGIES, INC. and it’s time to vote!

You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy materials for the 2023 Annual Meeting of Stockholders to be held on June 1, 2023.

Get informed before you vote

View the 2023 Notice and Proxy Statement and 2022 Annual Report online OR you can receive a free paper or email copy of the proxy material(s) by requesting them prior to May 18, 2023. If you would like to view the proxy materials online, have the control number that is printed in the box below and visit: www.ProxyVote.com. If you would like to request a paper or email copy of the proxy material(s) for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy. There is no charge for requesting a paper or email copy of the proxy materials.

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Vote in Person at the Meeting*
June 1, 2023
9:00 AM EST

200 Park Ave New York, NY 10166

*Please check the meeting materials for any special requirements for meeting attendance. At the meeting, you will need to request a ballot to vote these shares.

V1.1

Vote at www.ProxyVote.com

THIS IS NOT A VOTABLE BALLOT

This is an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.ProxyVote.com or easily request a paper or email copy as described on the reverse side. We encourage you to access and review all of the important information
contained in the proxy materials before voting.

Voting Items	Board Recommends
Company Proposals 1. Election of Directors Nominees:
1a. Marcel Gani	For
1b. Tal Payne	For
2. Ratification of appointment of Ernst & Young LLP as independent registered public accounting firm for the year ending December 31, 2023.	For
3. Approval of, on an advisory and non-binding basis, the compensation of our named executive officers (the “Say-on-Pay” vote).	For
4. Vote, on an advisory and non-binding basis, on the preferred frequency of future stockholder advisory votes to approve the compensation of our named executive officers (the “Say-on-Frequency” vote).	EVERY YEAR
5. Approval of an amendment to the Company’s certificate of incorporation to declassify the Board and phase-in annual director elections.	For
6. Approval of an amendment to the Company’s certificate of incorporation to remove the supermajority voting requirements to amend certain provisions of the Company’s certificate of incorporation and bylaws.	For
7. Approval of an amendment to the Company’s certificate of incorporation to add a federal forum selection provision for causes of action under the Securities Act of 1933.	For
NOTE: Such other business as may properly come before the meeting or any adjournment or postponement thereof.

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